Employee benefit plans (Details 3) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Estimated amount to be amortized from accumulated OCI into NPBC over next fiscal year
Net loss (gain)	$ 283	$ 88
Unrecognized transition (asset)/obligation	0	0
Prior service cost/(credit)	61	62
Amounts recognized in accumulated OCI
Net loss (gain)	4,258	1,964	$ 2,187
Unrecognized transition (asset)/obligation	0	0	0
Prior service cost/(credit)	300	357	423
Deficit	$ 4,558	$ 2,321	$ 2,609